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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) April 22, 1997


                       SOUTHWESTERN PUBLIC SERVICE COMPANY
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   New Mexico
                             --------------------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-3789                                  75-0575400
          ----------------                          -----------------
        (Commission File No.)                         (IRS Employer
                                                   Identification No.)


      Tyler at Sixth, Amarillo, Texas                     79101

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      (Address of Principal Executive Offices)         (Zip Code)


      Registrant's telephone number, including area code(806)  378-2121


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      In the Form 8-K dated April 22, 1997 and filed on April 28, 1997, the Company disclosed that the client-auditor relationship between the Company and Deloitte & Touche LLP, would be terminated effective with the completion of the December 31, 1996 audit of the Company's consolidated financial statements. That work has been completed and their opinions have been included in the Company's transition report on Form 10-K for the four month period ended December 31, 1996, that was filed on July 21, 1997, and in the New Century Energies, Inc. Form 8-K dated August 1, 1997. Additionally, as previously disclosed, the Company announced its new certifying accountants, Arthur Andersen LLP, will serve as independent accountants for the calendar year 1997. The decision to change accountants was made in conjunction with the then anticipated merger with Public Service Company of Colorado, which was effective on August 1, 1997, and was recommended by the Audit Committee and approved by the Board of Directors.

      Deloitte & Touche LLP's reports on the Company's financial statements during the two most recent fiscal years and the transition period ending December 31, 1996, preceding the date hereof contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the last two fiscal years, the transition period ending December 31, 1996, and the subsequent period preceding the date hereof, there were no disagreements between the Company and Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreements in connection with its reports.

      None of the "reportable events" described under Regulation S-K, Item 304(a)(1)(v), occurred within the Company's two most recent fiscal years and any subsequent interim periods preceding the date hereof.

      During the last two fiscal years, the transition period ending December 31, 1996, and the subsequent period preceding the date hereof, the Company did not consult Arthur Andersen LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

EXHIBITS INDEX

      (16) Letter of Deloitte & Touche LLP in connection with reporting a change in principal auditors.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      SOUTHWESTERN PUBLIC SERVICE COMPANY

                                            /s/Doyle R. Bunch II
                                          -----------------------------
                                              Doyle R. Bunch II
                                          Executive Vice-President
                                          Accounting and Corporate Development



Date:    August 8, 1997









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